SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

GLOBAL ABSOLUTE RETURN PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Global Absolute Return Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

All references to Eaton Vance Management are replaced with “Boston Management and Research, doing business as Eaton Vance Investment Managers.”

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